EXHIBIT 10.1

                       AMENDMENT NO. 8 TO CREDIT AGREEMENT

         AMENDMENT NO. 8 AND AGREEMENT (this "AMENDMENT"), dated as of November 16, 1999, to and under the Credit Agreement, dated as of March 30, 1998 (as amended by Amendment No. 1 dated as of May 8, 1998, Amendment No. 2 dated as of June 30, 1998, Amendment No. 3 dated as of October 19, 1998, Amendment No. 4 dated as of April 10, 1999, Amendment No. 5 dated as of April 15, 1999, Amendment No. 6 dated as of May 25, 1999 and Amendment No. 7 dated as of October 25, 1999, as so amended, the "CREDIT AGREEMENT"), among SUNBEAM CORPORATION (the "PARENT"), the SUBSIDIARY BORROWERS referred to therein, the LENDERS party thereto, MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Documentation Agent, and FIRST UNION NATIONAL BANK, as Administrative Agent.

                              W I T N E S S E T H :

         WHEREAS, the Parent, the Subsidiary Borrowers, the Lenders and the Agents are parties to the Credit Agreement;

         WHEREAS, pursuant to paragraph (p)(i) of Article 7 of the Credit Agreement, an Event of Default shall occur if the S-4 Registration Statement is not declared effective by the SEC on or before November 30, 1999;

         WHEREAS, in accordance with the procedures set forth in Section 68 of Amendment No. 5, Third Waiver and Agreement, dated as of April 15, 1999 ("AMENDMENT NO. 5"), to and under the Credit Agreement (as such Section 68 was incorporated by reference into, and modified pursuant to, Section 3 of Amendment No. 7 and Agreement, dated as of October 25, 1999 ("AMENDMENT NO. 7"), to and under the Credit Agreement), the Parent and Coleman have advised the Administrative Agent and the Lenders that they do not expect the S-4 Registration Statement to be declared effective by the SEC on or before November 30, 1999;

         WHEREAS, the Parent has requested that the Administrative Agent and the Lenders agree to amend paragraph (p)(i) of Article 7 of the Credit Agreement to extend the date by which the S-4 Registration Statement is required to be declared effective by the SEC; and

         WHEREAS, the Administrative Agent and the Lenders are willing to agree to such amendment, but only upon the terms and conditions of this Amendment.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and


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"hereby" and each other similar reference and each reference to "this Agreement"
and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. Except as herein specifically amended, all terms and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to such terms and provisions. This Amendment is limited as specified and shall not constitute a modification, amendment or waiver of any other provision of the Credit Agreement or any other Loan Document or indicate the Lenders' willingness to consent to any other modification, amendment or waiver of the Credit Agreement or any other Loan Document, including without limitation, any modification, amendment or waiver of the Section amended pursuant to this Amendment for any other date or time period or in connection with any other transaction.

         SECTION 2. EVENTS OF DEFAULT. Article 7 of the Credit Agreement is amended to replace the date "November 30, 1999" in paragraph (p)(i) of such Article with the date "January 10, 2000".

         SECTION 3. AGREEMENT. Section 68 of Amendment No. 5, as modified pursuant to Amendment No. 7, is hereby incorporated by reference as if fully set forth herein, PROVIDED that (a) all references to "November 30, 1999" contained in such Section as incorporated herein shall be deemed to be references to "January 10, 2000" and (b) the reference to "November 15, 1999" contained in such Section as incorporated herein shall be deemed to be a reference to "January 5, 2000".

         SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. After giving effect to this Amendment, the Parent and the Subsidiary Borrower (to the extent applicable to it thereunder) hereby represent and warrant that all representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Amendment.

         SECTION 7. EFFECTIVENESS. This Amendment shall become effective on the date on which the Administrative Agent shall have received from each of the Parent, the Subsidiary Borrower and the Required Lenders, a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                   SUNBEAM CORPORATION

                                   By __________________________________________
                                      Name:
                                      Title:

                                   THE COLEMAN COMPANY, INC.

                                   By __________________________________________
                                      Name:
                                      Title:

                                   MORGAN STANLEY SENIOR FUNDING, INC.,
                                        individually and as Syndication Agent

                                   By __________________________________________
                                      Name:
                                      Title:

                                   BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, individually and
                                        as Documentation Agent

                                   By __________________________________________
                                      Name:
                                      Title:

                                   FIRST UNION NATIONAL BANK,
                                        individually and as Administrative Agent

                                   By __________________________________________
                                      Name:
                                      Title:

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